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                                  EXHIBIT 99.1

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Largo Vista Group, Ltd. (the "Company") on Form 10-QSB for the period ending JUNE 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Deng Shan, Chief Executive Officer and Chairman, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                          /s/ Deng Shan
                                          --------------------------------------
                                          Name: Deng Shan
                                                --------------------------------
                                          Chief Executive Officer and President
August 19, 2003

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